UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
August 10, 2015
(Date of earliest event reported)

SABINE OIL & GAS CORPORATION

(Formerly Forest Oil Corporation)
(Exact name of registrant as specified in its charter)

New York	1-13515	25-0484900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Louisiana, Suite 1600
Houston, Texas 77002
(Address of principal executive offices, including zip code)

(832) 242-9600
(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.                                      Termination of a Material Definitive Agreement

On July 15, 2015, Sabine Oil & Gas Corporation (the “Company”) filed a motion seeking to, among other things, reject the Committed Oilfield Services Agreement, dated December 13, 2012, by and between Nabors Industries, Inc. and the Company (the “Services Agreement”).  By Order of the United States Bankruptcy Court, Southern District of New York, entered on August 10, 2015, the Services Agreement was deemed rejected and terminated effective as of July 15, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 15, 2015	SABINE OIL & GAS CORPORATION

	By:	/s/ Michael D. Magilton, Jr.
	Name:	Michael D. Magilton, Jr.
	Title:	Senior Vice President and Chief Financial
Officer